EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350





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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In  connection  with  the  Quarterly  Report  on Form  10-Q of  Cytogen
Corporation (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Michael D. Becker, President and Chief Executive Officer of the Company, and Thu Dang, Vice President, Finance, of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to Cytogen Corporation and will be retained by Cytogen Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


                                       /s/ Michael D. Becker
                                       -----------------------------------------
Dated:   May 14, 2003                  Michael D. Becker
                                       President and Chief Executive Officer


                                       /s/ Thu Dang
                                       -----------------------------------------
Dated:    May 14, 2003                 Thu Dang
                                       Vice President, Finance